UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         January 3, 2005
         Date of Report (Date of earliest event reported)



                  FLEXPOINT SENSOR SYSTEMS, INC.
          (Name of small business issuer in its charter)

           Delaware              0-24368                       87-0620425
(State of incorporation)  (Commission File Number)       (I.R.S.  Employer
                                                         Identification No.)

106 West Business Park Drive, Draper, Utah    84020
(Address of principal executive offices)     (Zip code)

Registrant's telephone number:   (801) 568-5111



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 3, 2005 our Board of Directors (the "Board") accepted John A. Sindt's resignation as President and Chief Executive Officer of the company. On the same date the Board appointed Clark M. Mower as our President and Chief Executive Officer. Mr. Mower has served as our Director since December 27, 2004. Mr. Sindt continues as Chairman of the Board and has been a Director of the company since December 1999.

As a result of these changes our Board includes the following persons:
     John A. Sindt        Chairman of the Board
     Clark M. Mower       Director
     Ruland J. Gill, Jr.  Director

Our executive officers are:
     Clark M. Mower       President and Chief Executive Officer
     Donald E. Shelley    Secretary/Treasurer



                            SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               FLEXPOINT SENSOR SYSTEMS, INC.


                                   /s/ Clark M. Mower
DATED:  January 4, 2005        By  __________________________________
                                   Clark M. Mower, President